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Exhibit 10.12

THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (C) IF REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PHAGE THERAPEUTICS INTERNATIONAL INC.

SERIES        COMMON STOCK PURCHASE WARRANT

Series
Warrant Certificate No. W -
Number of One and a Half Warrants:	Holder:
Expiration Date:	Address:
Exercise Price Per Share: $0.70

For identification only. The governing terms of this Warrant are set forth below.

    Phage Therapeutics International Inc., a Florida corporation ("Phage"), hereby certifies that, for value received,            , or his assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and prior to            , 20  (the "Exercise Period"), at the Purchase Price hereinafter set forth,             (    ) shares. For every one and a half Warrants the Holder will be entitled to acquire one additional share of Common Stock of Phage at an exercise price of $0.70 per share with an expiry date of            .

    Capitalized terms used herein not otherwise defined will have the meanings ascribed thereto in that certain Securities Purchase Agreement dated as of October 23, 2000 herewith between Phage and the Holder (the "Purchase Agreement"). By execution of this Warrant, the Holder hereof agrees to be bound by and to benefit from the provisions of the Purchase Agreement set forth herein. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

  (a)
  The term "Common Stock" includes:

  (i)
  Phage's common stock, par value $0.001 per share;

  (ii)
  any other capital stock of any class or classes (however designated) of Phage, authorized on or after the date hereof, the Holders of which will have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the Holders of which will ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of Phage (even though the right so to vote has been suspended by the happening of such a contingency); and

  (iii)
  any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

  (b)
  The term "Other Securities" refers to any stock (other than Common Stock) and other securities of Phage or any other person (corporate or otherwise) that the Holder of this Warrant at any time will be entitled to receive, or will have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time will be issuable or will have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

  (c)
  The term "Phage" will include Phage Therapeutics International Inc. and any corporation that will succeed or assume the obligations of such corporation hereunder.

    1.  Exercise of Warrant.

    1.1  Method of Exercise.

  (a)
  This Warrant may be exercised in whole or in part (but not as to a fractional Units), at any time and from time to time during the Exercise Period by the Holder hereof by delivery of a notice of exercise (a "Notice of Exercise") substantially in the form attached hereto as Exhibit A via facsimile to Phage. Prior to sending the Notice of Exercise via facsimile, the Holder will give Darren Pylot notice of its intent to submit a Notice of Exercise by telephone. Promptly thereafter the Holder will surrender this Warrant (if the entire amount of the Warrant is subject to the Notice of Exercise) to Phage at its principal office via overnight delivery service, accompanied by payment of the Purchase Price multiplied by the number of shares of Common Stock for which this Warrant is being exercised (the "Exercise Price"). Payment of the Exercise Price will be made, at the option of the Holder, (i) by check or bank draft payable to the order of Phage, or (ii) by wire transfer to the account of Phage. On exercise, the Holder will be entitled to receive within five Trading Days of the Exercise Date (as defined herein), one or more certificates, issued in the Holder's name or in such name or names as the Holder may direct, subject to the limitations on transfer contained herein, for the number of Shares so purchased. The Shares so purchased will be deemed to be issued as of the close of business on the date on which Phage will have received from the Holder payment in full of the Exercise Price (the "Exercise Date").

  (b)
  On exercise of a portion of this Warrant in accordance with the terms hereof, records showing the amount so exercised and the date of exercise will be maintained on a ledger substantially in the form of Annex B attached hereto (an originally signed and executed copy of which will be delivered to Phage with each Notice of Exercise). Phage will maintain the originally signed and executed ledger and the Holder will maintain a copy thereof. On execution of the exercise of the Warrants contemplated by the Notice of Exercise, Phage will deliver to the Holder a copy of Annex B signed and executed by Phage, and the Holder will deliver to Phage a copy of Annex B signed by the Holder. It is specifically contemplated that Phage will act as the calculation agent for all exercises of this Warrant. The Holder and any assignee, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following an exercise of a portion of this Warrant, the number of Shares represented by this Warrant will be the amount indicated on Annex B attached hereto (which may be less than the amount stated on the face hereof).

  (c)
  In the event there is a dispute as to the number of Shares the Holder is entitled to receive on exercise of this Warrant, Phage will issue to the Holder the number of shares not in dispute and Phage and the Holder will use their best efforts to resolve such dispute within one Business Day following the receipt of a Notice of Exercise. If such dispute cannot be resolved within such one-day period, Phage and the Holder will submit the dispute to an independent accountant mutually agreed on by Phage and the Holder to make a final and binding determination of the number of shares owed to the Holder. Phage will issue Shares owed to

    Holder as a result of the resolution of the dispute within two Business Days following the receipt of the accountant's independent determination.

    1.2  Regulation D Restrictions.  The Holder hereof represents and warrants to Phage that it has acquired this Warrant and anticipates acquiring the Shares issuable on exercise of the Warrant solely for its own account for investment purposes and not with a view to or for resale of such securities unless such resale has been registered with the Commission or an applicable exemption is available therefor and provided that the Holder will have furnished to Phage an opinion of counsel in form and substance reasonably satisfactory to Phage, to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.

    1.3  Company Acknowledgment.  Phage will, at the time of the exercise of this Warrant, on request of the Holder hereof, acknowledge in writing its continuing obligation to afford to such Holder the registration rights to which such Holder will continue to be entitled after such exercise in accordance with the provisions of a Registration Rights Agreement dated the date hereof (the "Registration Rights Agreement").

    1.4  Limitation on Exercise.  Notwithstanding the rights of the Holder to exercise all or a portion of this Warrant as described herein, such exercise rights will be limited, solely to the extent set forth in the Purchase Agreement as if such provisions were specifically set forth herein. In addition, the number of Shares issuable on exercise of this Warrant is subject to reduction as specified in Section 10.3 of the Purchase Agreement.

    2.  Delivery of Stock Certificates, Etc., on Exercise.  As soon as practicable after the exercise of this Warrant, and in any event within five (5) Business Days thereafter, Phage at its expense (including the payment by it of any applicable issue, stamp or transfer taxes) will cause to be issued in the name of and delivered to the Holder thereof, or, to the extent permissible hereunder, to such other person as such Holder may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock and Series Two Warrants forming the Shares (or Other Securities) to which such Holder will be entitled on such exercise, plus, in lieu of any fractional securities to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then applicable Purchase Price, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled on such exercise pursuant to Section 1 or otherwise.

    3.  Adjustment for Extraordinary Events.  The Purchase Price to be paid by the Holder on exercise of this Warrant, and the consideration to be received on exercise of this Warrant, will be adjusted in case at any time or from time to time pursuant to Article 11 of the Purchase Agreement as if such provisions were specifically set forth herein.

    4.  No Impairment.  Phage will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, Phage:

  (a)
  will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise;

  (b)
  will take all such action as may be necessary or appropriate in order that Phage may validly and legally issue fully paid and unassessable shares of stock on the exercise of this Warrant; and

  (c)
  will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into Phage (if Phage is not the surviving person), unless such other person will expressly assume in writing and will be bound by all the terms of this Warrant.

    5.  Certificate as to Adjustments.  In each case of any adjustment or readjustment in the Shares (or Other Securities) issuable on the exercise of this Warrant, Phage will promptly cause its principal financial officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts on which such adjustment or readjustment is based, including a statement of:

  (a)
  the consideration received or receivable by Phage for any additional Shares (or Other Securities) issued or sold or deemed to have been issued or sold;

  (b)
  the number of Shares (or Other Securities) outstanding or deemed to be outstanding; and

  (c)
  the Purchase Price and the number of Shares to be received on exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant.

Phage will forthwith mail a copy of each such certificate to the Holder of this Warrant, and will, on the written request at any time of the Holder of this Warrant, furnish to such Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

    6.  Notices of Record Date, Etc. In the event of:

  (a)
  any taking by Phage of a record of the Holders of any class of securities for the purpose of determining the Holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

  b)
  any capital reorganization of Phage, any reclassification or recapitalization of the capital stock of Phage or any transfer of all or substantially all the assets of Phage to or consolidation or merger of Phage with or into any other Person; or

  (c)
  any voluntary or involuntary dissolution, liquidation or winding-up of Phage,

then and in each such event Phage will mail or cause to be mailed to the Holder of this Warrant a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Common Stock (or Other Securities) will be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice will be mailed at least 20 days prior to the date specified in such notice on which any action is to be taken.

    7.  Reservation of Stock, Etc.  Issuable on Exercise of Warrant. Phage will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock, Series Two Warrants (or Other Securities) from time to time issuable on the exercise of this Warrant.

    8.  Exchange of Warrant.  On surrender for exchange of this Warrant, properly endorsed and in compliance with the restrictions on transfer set forth in the legend on the face of this Warrant, to Phage, Phage at its expense will issue and deliver to or on the order of the Holder thereof a new Warrant of like tenor, in the name of such Holder or as such Holder (on payment by such Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Shares called for on the face of the Warrant so surrendered or for such lesser number of Shares as may be reflected on the Warrant Exercise Ledger attached as Annex B.

    9.  Replacement of Warrant.  On receipt of evidence reasonably satisfactory to Phage of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to Phage or, in the case of any such mutilation, on surrender and cancellation of this Warrant, Phage at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    10.  Remedies.  Phage stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by Phage in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    11.  Negotiability, Etc.  This Warrant is issued on the following terms, to all of which each Holder or owner hereof by the taking hereof consents and agrees:

  (a)
  until this Warrant is transferred on the books of Phage, Phage may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary; and

  (b)
  this Warrant may not be sold, transferred or assigned except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom.

    12.  Registration Rights.  Phage is obligated to register the underlying shares of Common Stock issuable on exercise of this Warrant and the Series Two Warrant in accordance with the terms of the Registration Rights Agreement.

    13.  Warrant Redemption.  On occurrence of the events described in Sections 3.3 of the Purchase Agreement, Phage, at the request of Holder, will redeem all outstanding Warrants that remain unexercised at a redemption price equal to the greater of (x) an appraised value of the Warrants, as determined by Black Sholes, on the date they are called for redemption and (y) the number of Warrants being redeemed multiplied by the excess of (A) the average Closing Bid Price of the Common Stock for the five trading days immediately prior to the date that the Warrants are called for redemption over (B) the exercise price of the Warrants.

    14.  Notices, Etc.  All notices and other communications from Phage to the Holder of this Warrant will be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to Phage in writing by such Holder or, until any such Holder furnishes to Phage any address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to Phage.

    15.  Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant will be construed and enforced in accordance with and governed by the internal laws of the State of Florida. The headings in this Warrant are for the purposes of reference only, and will not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

DATED for reference as of            , 20  .

PHAGE THERAPEUTICS INTERNATIONAL INC.

By: Dr. Richard Honour
Title: Chief Executive Officer, President & Secretary

By: Darren Pylot
Title: Chief Financial Officer
Countersigned by:
INTERWEST TRANSFER COMPANY, INC. Warrant Registrar and Transfer Agent
Per: Authorized Signatory

FORM OF NOTICE EXERCISE—WARRANT
(To be executed only on exercise of the Warrant in whole or in part)

To:  Phage Therapeutics International Inc.
19017 120th Avenue NE, Suite 102
Bothell, Washington 98011

    The undersigned registered Holder of the accompanying Warrant, hereby exercises such Warrant or portion thereof for, and purchases thereunder,            (1) Shares (as defined in such Warrant) and herewith makes payment therefor in the amount and manner set forth below, as of the date written below. The undersigned requests that the certificates for such underlying shares of Common Stock and Series Two Warrants forming the Shares be issued in the name of, and delivered to,                         whose address is                        .

    The Exercise Price is paid as follows:

    / /  Certified Bank draft payable to Phage in the amount of $      .

    / /  Wire transfer to the account of Phage in the amount of $      .

    On exercise pursuant to this Notice of Exercise, the Holder will be in compliance with the Limitation on Exercise (as defined in the Securities Purchase Agreement pursuant to which this Warrant was issued). The Holder of the shares of Common Stock received on exercise of the Warrant (the "Common Shares"), covenants and agrees that the Common Shares are being acquired as an investment and not with a view to the distribution thereof in violation of the Securities Act and that the Common Shares may not be transferred, sold, assigned, hypothecated or otherwise disposed of, in whole or in part except as provided in the legend on the first page of this Warrant and provided that the Holder will have furnished Phage an opinion of counsel in form and substance reasonably acceptable to Phage to the effect that such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws.*

Date:	(Name must conform to name of Holder as specified on the face of the Warrant)
By:
Name:
Title:
Address of Holder:

Date of exercise:

* If shares of common Stock are to be issued to anyone other than the Holder, this covenant and representation must be made by such other Person.

1.
Insert the number of shares of Common Stock as to which the accompanying Warrant is being exercised. In the case of partial exercise, a new Warrant or Warrant will be issued and delivered, representing the unexercised portion of the accompanying Warrant, to the Holder surrendering the same.

ANNEX B

WARRANT EXERCISE LEDGER

Date	Original Number of Warrants	Warrants Exercised	Exercise Price Paid	New Balance of Warrants	Holder's Initials	Issuer's Initials

PHAGE THERAPEUTICS INTERNATIONAL INC.

By:	Darren Pylot	By:
Title:	CFO & Director	Title:
Address:	Phage Therapeutics International Inc. 19017 120th Ave NE, Suite 102 Bothell, Washington 98011	Address:
Tel:	(425) 481-6255	Tel:
Fax.:	(425) 481-5144	Fax:

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PHAGE THERAPEUTICS INTERNATIONAL INC. SERIES COMMON STOCK PURCHASE WARRANT
FORM OF NOTICE EXERCISE—WARRANT (To be executed only on exercise of the Warrant in whole or in part)
ANNEX B
WARRANT EXERCISE LEDGER